UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2013

SimplePons, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21134	04-2893483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1090 Fountain Street North Cambridge, Ontario N3H 4R7
(Address of Principal Executive Offices)

(519) 650-9506

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 8, 2013, the board of directors (the “Board”) of SimplePons, Inc. (the “Company”) dismissed Liggett Vogt & Webb P.A. (“Webb”), as the Company’s independent registered public accounting firm.

Webb’s report on the financial statements for the fiscal year ended December 31, 2011, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than for a going concern. The Company engaged Webb on November 1, 2011. The report on the financial statements for the fiscal year ended December 30, 2010, was provided by Rothstein, Kass & Company, P.C., the Company’s independent registered public accounting firm prior to Webb, on March 28, 2011.

During the fiscal year ended December 31, 2011, and in the subsequent interim period through March 8, 2013, the date of dismissal of Webb, there were no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Webb, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal year ended December 31, 2011, and in the subsequent interim period through March 8, 2013, the date of dismissal of Webb, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Webb and requested Webb to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Webb agrees with the above disclosures. A copy of Webb’s letter, dated March 11, 2013, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

On March 8, 2013, the Board approved the engagement of DNTW Chartered Accountants, LLP (“DNTW”), as the Company’s new independent registered public accounting firm.

During the fiscal year ended December 31, 2011, and the subsequent interim period prior to the engagement of DNTW, the Company has not consulted DNTW regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Liggett, Vogt & Webb, P.A., dated March 11, 2013*

 * Filed herewith

(2)

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMPLEPONS, INC.

Date: March 12, 2013	By:	/s/ Gilbert Wood
Gilbert Wood
Chief Executive Officer